SUB ITEM 77Q1(a)

                                AMENDMENT NO. 8
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                                AIM FUNDS GROUP

     This Amendment No. 8 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (this "Amendment") amends, effective as of February 25, 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the Trust desires to establish and designate Investor Class Shares as an additional share class of AIM Basic Balanced Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 25, 2005.




                                    By:      /s/ Robert H. Graham
                                         ----------------------------------
                                    Name:    Robert H. Graham
                                    Title:   President

                          EXHIBIT 1 TO AMENDMENT NO. 8
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP


                                  "SCHEDULE A

                                AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF



PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------

AIM Balanced Fund                                  Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Institutional Class Shares

AIM Basic Balanced Fund                            Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

AIM European Small Company Fund                    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Institutional Class Shares

AIM Global Value Fund                              Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Institutional Class Shares

AIM International Small Company Fund               Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Institutional Class Shares

AIM Mid Cap Basic Value Fund                       Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Institutional Class Shares

PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------

AIM Premier Equity Fund                            Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Institutional Class Shares

AIM Select Equity Fund                             Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Institutional Class Shares

AIM Small Cap Equity Fund                          Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Institutional Class Shares"